UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 3, 2006

                               SEA CONTAINERS LTD.
             (Exact name of registrant as specified in its charter)

               Bermuda                  1-7560               98-0038412
           (State or other           (Commission            (IRS Employer
   jurisdiction of incorporation)    File Number)        Identification No.)

                               22 Victoria Street
                             Hamilton HM 12, Bermuda
               (Address of principal executive offices) (Zip Code)

                                  441-295-2244
               Registrant's telephone number, including area code:

                                 Not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

         On May 3, 2006, Sea Containers Ltd. issued a news release regarding the decision in the arbitration with GE Capital relating to GE SeaCo.

Item 9.01.     Financial Statements and Exhibits

               (d)    Exhibit

                      99     News Release dated May 3, 2006.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        SEA CONTAINERS LTD.


                                        By:  /s/ Edwin S. Hetherington
                                             -------------------------
                                             Edwin S. Hetherington
                                             Vice President, General Counsel and
                                             Secretary
Date: May 3, 2006

                                  EXHIBIT INDEX

Exhibit
Number           Description
-------          --------------------------------

  99             News Release dated May 3, 2006.